UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

AMG Funds

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Address of principal executive offices) (Zip code)

AMG Funds LLC

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: October 31

Date of reporting period: November 1, 2017 – October 31, 2018

                               (Annual Shareholder Report)

Item 1. Reports to Shareholders

ANNUAL REPORT

AMG Funds

October 31, 2018

AMG Trilogy Emerging Markets Equity Fund

Class N: TLEVX     |     Class I: TLESX     |     Class Z: TLEIX

AMG Trilogy Emerging Wealth Equity Fund

Class N: TYWVX     |     Class I: TYWSX     |     Class Z: TYWIX

amgfunds.com |	103118 AR069

AMG Funds

Annual Report — October 31, 2018

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO
INVESTMENTS

AMG Trilogy Emerging Markets Equity Fund	4

AMG Trilogy Emerging Wealth Equity Fund	13

FINANCIAL STATEMENTS
Statement of Assets and Liabilities	22
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	24
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	25
Detail of changes in assets for the past two fiscal years

Financial Highlights	26
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	32
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	39

OTHER INFORMATION	40

TRUSTEES AND OFFICERS	41

ANNUAL RENEWAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS	44

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

The fiscal year ended October 31, 2018, was a period of mixed results for global financial markets. The global economic expansion supported strong investor sentiment early in the year before giving way to higher volatility amid a backdrop of tightening monetary policy and uncertainty around global trade policy. U.S. equities were resilient despite the volatility as the S&P 500® Index, a broad gauge of U.S. equity performance, returned 7.35% over the full fiscal year. The U.S. bull market continued into its 10th year having gained 390% since the market bottom on March 9, 2009.

Economic conditions outside the U.S. have been mixed. At the European Central Bank’s (ECB) most recent monetary policy meeting, the governing council confirmed that the European economy showed signs of continued, though slightly slower, growth and inflation progressing toward its target level. After nine months of strength, global economic growth began to show signs of deceleration in the third quarter of 2018. Although the Purchasing Managers Index, a leading economic indicator, remained slightly above the all-important level of 50 for the five largest global economies, only the United States increased from one year prior. Global interest rate policies remain accommodative, but the ECB has continued on its path to conclude its bond buying program at the end of 2018 and the Bank of England increased its target rate.

Nine of eleven economic sectors of the S&P 500® Index were positive during the 12-month reporting period, but there was significant dispersion in performance across sectors. Information technology, consumer discretionary, and healthcare all ended the period with positive double-digit returns of 16.70%, 15.69%, and 11.32%, respectively. Financials, industrials, and materials significantly lagged the broader benchmark with returns of 0.66%, (1.09)%, and (9.53)%, respectively. Overall, corporate earnings in the third quarter were better than expected with 78% of the companies in the S&P 500® Index beating the consensus earnings per share estimate.1 Growth stocks continued to outperform value with returns of 10.71% and 3.03% for the Russell 1000® Growth and Russell 1000® Value Indexes, respectively. International equities and emerging markets demonstrated significantly weaker returns, with the MSCI All Country World Index ex-USA and MSCI Emerging Markets Index returning (8.24)% and (12.52)%, respectively, in the 12 months ending October 31, 2018. Two rounds of new U.S. tariffs for Chinese imports and signs of a slowing economy acted as a drag on the largest economy within the MSCI Emerging Markets Index. Concurrently, the U.S. Dollar strengthened against most major global currencies, particularly in emerging markets, where those with large current account deficits faced significant pressure adding to the drag on performance for emerging markets.

Tightening U.S. Federal Reserve policy and higher interest rates eroded the performance of bonds. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance, turned negative with (2.05)% return for the 12 months ending October 31, 2018. The yield on the 10-year U.S. Treasury note crossed above 3% at the end of September despite market speculation that the December rate hike may not materialize. During the past year, the short end of the yield curve has risen faster than the longer end, resulting in the 2–10 year Treasury spread falling (0.5)%. Bond investors willing to accept more credit risk were rewarded with higher returns as high yield bonds performed strongly and credit spreads tightened over most of the fiscal year. The Bloomberg Barclays U.S. Corporate High Yield Bond Index ended the period with a 0.97% return.

[1]	Source: FactSet, Based on the 74% of S&P 500® companies which had reported third quarter earnings as of November 2, 2018.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

President

AMG Funds

Average Annual Total Returns		Periods ended October 31, 2018*
Stocks:		1 Year	3 Years	5 Years
Large Caps	(S&P 500® Index)	7.35%	11.52%	11.34%
Small Caps	(Russell 2000® Index)	1.85%	10.68%	8.01%
International	(MSCI All Country World Index ex USA)	(8.24)%	4.37%	1.63%

Bonds:
Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	(2.05)%	1.04%	1.83%
High Yield	(Bloomberg Barclays U.S. Corporate High Yield Bond Index)	0.97%	6.60%	4.68%
Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	(0.51)%	1.90%	3.25%
Treasury Bills	(BofA Merrill Lynch 6-Month U.S. Treasury Bill)	1.68%	1.05%	0.70%

*	Source: FactSet. Past performance is no guarantee of future results.

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended October 31, 2018	Expense Ratio for the Period	Beginning Account Value 05/01/18	Ending Account Value 10/31/18	Expenses Paid During the Period*
AMG Trilogy Emerging Markets Equity Fund
Based on Actual Fund Return
Class N	1.31%	$1,000	$841	$6.08
Class I	1.03%	$1,000	$842	$4.78
Class Z	0.92%	$1,000	$843	$4.27
Based on Hypothetical 5% Annual Return
Class N	1.31%	$1,000	$1,019	$6.67
Class I	1.03%	$1,000	$1,020	$5.24
Class Z	0.92%	$1,000	$1,021	$4.69
AMG Trilogy Emerging Wealth Equity Fund
Based on Actual Fund Return
Class N	1.45%	$1,000	$808	$6.61
Class I	1.20%	$1,000	$809	$5.47
Class Z	1.05%	$1,000	$809	$4.79
Based on Hypothetical 5% Annual Return
Class N	1.45%	$1,000	$1,018	$7.37
Class I	1.20%	$1,000	$1,019	$6.11
Class Z	1.05%	$1,000	$1,020	$5.35

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

AMG Trilogy Emerging Markets Equity Fund

Portfolio Manager’s Comments (unaudited)

MARKET OUTLOOK

Global equity markets in October suffered their worst monthly decline since 2012, with the MSCI All Country World Index posting a negative total return of -7.5% in U.S. Dollar terms. Once again, Emerging Markets (EM) continued to underperform developed markets, with the MSCI Emerging Markets Index (MSCI EM) posting a negative total U.S. Dollar return of -8.7% in October, compared to a decline of -7.3% for the MSCI World of developed market stocks. The damage in October left the MSCI EM down by -15.7% for the calendar year to date and -12.5% for the fiscal year, compared to a calendar year to date decline of only -2.3% for the MSCI World Index while the fiscal year finished positive at 1.2%. Factors which concerned investors included President Trump’s trade war with China, signs that labor and other costs could climb, prospects for continuing Fed rate hikes, and slowing growth in Europe and China. Notably, U.S. government bond yields failed to decline in response to weak equity markets, with the yield on 10-year U.S. Treasury bonds rising modestly from 3.06% to 3.14% during the month. Over the course of the year, U.S. long-term bonds have posted negative total returns of -2.0% and failed to provide much of a diversification benefit to global equity investors.

High hopes among market participants at the beginning of 2018 that global growth would remain in a synchronized upswing have been challenged on several fronts. Although the U.S. posted robust growth during the third quarter of 2018 with a 3.5% annualized gain, the impact of Fed rate hikes is beginning to curb growth in areas like housing and auto sales. Consumer spending was the strongest component of GDP, while business investment apparently stalled, lending credence to the view that this year’s corporate tax cuts and the related repatriation of offshore Dollars have done more to boost share buybacks than business investment. With fiscal stimulus peaking this quarter, J.P. Morgan projects U.S. growth slowing to a 2.5% pace and notes that its 12-month ahead recession probability index moved above 30% in October, its highest level since mid-2016.1

Growth in the Euro area has also been disappointing, with third-quarter growth coming in at an annual rate of only 0.8%, with weakness broadly spread across sectors and countries and only France bucking the trend. Concerns about a trade war with the U.S. have risen while temporary disruptions in the auto sector appear to be weighing on economic activity. Brexit continues to dominate the outlook for the United Kingdom, which has experienced a slowdown in business investment until a deal is done (or not). With the U.K. scheduled to leave the EU on March 29, 2019, the pressure for both sides to reach an agreement on Brexit by the end of the year is mounting.

According to Bloomberg’s Financial Conditions Index, Asian financial conditions have tightened markedly in recent months, which is now being reflected in weak PMI readings from countries like Malaysia, Taiwan, and Thailand. Fortunately, the technology cycle has provided a welcome boost to the region, even as trade war concerns and a pullback in EM capital spending are creating new headwinds to growth.

China’s economic data also continues to point toward slowing activity, with the official manufacturing Purchasing Managers’ Index for October having reached 50.2, its lowest level since mid-2016 and only marginally above the so-called “boom or bust” level of 50.0. With higher U.S. tariffs as the backdrop, not surprisingly new export orders have been decelerating. Although cuts in the required reserves ratios (RRRs) and proposed personal tax cuts are expected to cushion the economy, those measures have not sustainably arrested the slide in China’s equity markets. Market participants are also closely watching whether the Bank of China permits the Chinese Yuan to continue to weaken through the symbolically important 7 per U.S. Dollar level, which could trigger capital outflows, increased trade tensions, and further market volatility. That is likely to be as much a political decision as an economic one. According to a recent Reuters poll, a slim majority of China economists expect the Chinese authorities to stop the Yuan from weakening to 7/USD or beyond.2

Elsewhere in EM there were important political and economic developments in October. In Brazil, the right-wing candidate Jair Bolsonaro won the presidential election decisively with 55 percent of votes, validating hopes for a market-friendly reform agenda among market participants. The focus now will be on whether Congress is able to advance on proposed reforms. In Mexico, however, the recent cancelation of a large airport project has raised a dark cloud of economic policy uncertainty that undermined the currency and the equity market. Oil prices in October dropped by nearly 9% following an agreement between Russia and Saudi Arabia to address supply concerns against a backdrop of lower forecasts for demand next year. Turkey also bucked the trend toward Dollar strength in October, with the Lira appreciating by nearly 7% against the USD thanks to easing political tensions, especially following the release of American pastor Andrew Brunson.

Amid the global equity market pullback, the question has arisen of whether major central banks will be deterred from their focus on monetary policy normalization. At this point, labor market tightness in the U.S., Europe, and Japan suggests the answer is no, as does the fact that bond yields failed to decline materially in response to the equity selloff. That could change if the selloff accelerates, but at this point there remains enough momentum in the global economy to expect a reasonable pace of growth to continue in 2019 and 2020, albeit with greater downside risk. Accordingly, interest rate futures still point to two or three more rate hikes by the Fed over the next year, while the European Central Bank is expected to reaffirm its guidance that rates will remain on hold “at least through the summer of 2019.” The Bank of Japan maintains its de facto 0.1% yield cap on 10-year government bonds, although there is some talk that the cap may be raised to 0.2-0.3% sometime soon to temper the adverse side effects of its policy. In contrast to the DM central banks, the People’s Bank of China is clearly in an easing mode, having cut RRRs by 1% in October in response to economic slowing.

Although October’s global equity selloff was unwelcome, it appears to have been driven more by sentiment—i.e. a de-rating of PE multiples—than by major changes in economic growth and earnings forecasts. The result is that market multiples now look quite reasonable, with the MSCI EM, MSCI EAFE, and MSCI U.S. indices trading respectively at 10.2, 12.6, and 15.6 times forward earnings. Even with bond yields having risen, equities continue to offer a significant risk premium relative to government bonds, especially in the case of EM.

PERFORMANCE

For the 12 months ending October 31, 2018, the AMG Trilogy Emerging Markets Equity Fund (the “Fund”) (Class Z) was down -13.88% net of fees compared to the MSCI EM Index, which returned -12.5% in U.S. Dollar terms. On a sector basis, stock selection in the consumer discretionary and real estate sectors contributed positively to relative performance. However, this was offset by the relative underperformance of holdings in the energy, telecommunication services, materials, consumer staples, and utilities

AMG Trilogy Emerging Markets Equity Fund

Portfolio Manager’s Comments (continued)

sectors. An underweight allocation to the energy sector also detracted from relative performance. Geographically, stock selection in Latin America, particularly Brazil, was the largest detractor to relative performance. Within Asia, although stock selection was positive within our largest weight country, China, this was offset by the underperformance of our holdings in India.

Significant contributors and detractors to absolute performance for the trailing 12 months were as follows (values expressed as percentages):

	Ending Weight	Total Return	Contribution to Return
Vale S.A.	1.35	62.09	0.51
NOVATEK JSC	1.19	50.79	0.36
Shenzhou International Group Holdings Ltd.	1.35	31.61	0.34
Feng Tay Enterprise Co., Ltd.	1.32	36.59	0.30
China Petroleum & Chemical Corporation	0.94	18.64	0.26

	Ending Weight	Total Return	Contribution to Return
Alibaba Group Holding Ltd.	4.79	(23.05)	(1.21)
Samsung Electronics Co., Ltd.	4.68	(22.49)	(1.10)
Hon Hai Precision Industry Co., Ltd.	1.26	(42.62)	(0.96)
Baidu, Inc.	4.49	(22.09)	(0.90)
Naspers Limited	2.62	(27.80)	(0.78)

CURRENT PORTFOLIO POSITIONING

In our view the underperformance of emerging markets this year relative to developed markets has been driven more by sentiment than fundamentals, so we are happy to retain an economically sensitive bias to the portfolio, with overweight positions in consumer discretionary and financials and underweight positions in typically more defensive sectors such as telecommunication services, utilities, and real estate. Although the energy and materials sectors saw a recovery from depressed levels over the quarter, we find better long-term growth opportunities in the more consumer-focused sectors in the emerging world. Geographically, the Fund finished the fiscal year with exposures of 68% in Asia, 17% in EMEA, and 15% in Latin America. We remain overweight in China, with a significant bias toward the “new” consumer sectors rather than the capital-intensive “old” economy sectors, as well as overweight in South Africa, Russia, and Mexico. We are underweight in India, mainly on valuation grounds, and Taiwan where the relatively mature economy offers little exciting growth outside of the technology sector.

[1]	J.P. Morgan, Global Data Watch, October 26, 2018.

[2]	The Wall Street Journal, Daily Shot Newsletter, November 1, 2018.

This commentary reflects the viewpoints of the Trilogy Global Advisors, L.P. as of October 31, 2018, and is not intended as a forecast or guarantee of future results.

AMG Trilogy Emerging Markets Equity Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Trilogy Emerging Markets Equity Fund’s cumulative return is based on the daily change in the net asset value (NAV) and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in AMG Trilogy Emerging Markets Equity Fund’s Class Z shares on March 01, 2011, to a $10,000 investment made in the MSCI Emerging Markets Index (Net) for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Trilogy Emerging Markets Equity Fund and the MSCI Emerging Markets Index (Net) for the same time periods ended October 31, 2018.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception	Inception Date
AMG Trilogy Emerging Markets Equity Fund2, [3,4,5,6,7,8,9,10]
Class N	(14.24%)	0.23%	(0.76%)	03/01/12
Class I	(13.94%)	0.58%	(1.23%)	03/01/11
Class Z	(13.88%)	0.69%	(1.13%)	03/01/11
MSCI Emerging Markets Index (Net)[11]	(12.52%)	0.78%	0.50%	03/01/11	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2018. All returns are in U.S. dollars ($).

[2]	A short-term redemption fee of 2% will be charged on shares held for less than 60 days.
[3]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[4]

The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[5]	The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.
[6]	The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[7]

The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[8]

The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies. Growth stocks may underperform value stocks during given periods.

[9]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[10]

Investing in initial public offerings (IPOs) is risky and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. Stocks purchased in IPOs generally do not have a trading history, and information about the companies may be available for very limited periods.

[11]	The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of

AMG Trilogy Emerging Markets Equity Fund

Portfolio Manager’s Comments (continued)

emerging markets. Please go to msci.com for most current list of countries represented by the index. Unlike the Fund, the MSCI Emerging Markets Index (Net) is unmanaged, is not available for investment and does not incur expenses.

All MSCI data is provided “as is.” The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Trilogy Emerging Markets Equity Fund

Fund Snapshots (unaudited)

October 31, 2018

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Financials	29.0
Information Technology	26.7
Consumer Discretionary	15.1
Consumer Staples	7.2
Materials	5.0
Industrials	4.4
Health Care	3.8
Energy	3.1
Communication Services	1.6
Real Estate	0.5
Short-Term Investments	4.1
Other Assets Less Liabilities	(0.5)

TOP TEN HOLDINGS

Security Name	% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	5.0
Alibaba Group Holding, Ltd., Sponsored ADR (China)	4.8
Samsung Electronics Co., Ltd. (South Korea)	4.7
Baidu, Inc., Sponsored ADR (China)	4.5
China Construction Bank Corp., Class H (China)	3.0
Naspers, Ltd., N Shares (South Africa)	2.6
Industrial & Commercial Bank of China, Ltd., Class H (China)	2.1
Sberbank of Russia PJSC, Sponsored ADR (Russia)	2.0
Banco Bradesco, S.A., ADR (Brazil)	2.0
Credicorp, Ltd. (Peru)	1.8

Top Ten as a Group	32.5

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Trilogy Emerging Markets Equity Fund

Schedule of Portfolio Investments

October 31, 2018

	Shares	Value
Common Stocks - 96.4%
Communication Services - 1.6%
Bharti Infratel, Ltd. (India)	456,432	$1,660,016
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	2,968,147	751,903
Total Communication Services		2,411,919
Consumer Discretionary - 15.1%
Coway Co., Ltd. (South Korea)	7,917	488,547
Ctrip.com International, Ltd., ADR (China)*	38,133	1,269,066
Feng TAY Enterprise Co., Ltd. (Taiwan)	318,600	1,916,585
Hankook Tire Co., Ltd. (South Korea)	24,513	890,560
Hanon Systems (South Korea)	130,069	1,254,521
MakeMyTrip, Ltd. (India)*,1	33,943	841,447
Maruti Suzuki India, Ltd. (India)	10,865	972,188
Midea GroupCo. Ltd., Class A (China)	144,000	770,888
Mr Price Group, Ltd. (South Africa)	41,757	653,798
Naspers, Ltd., N Shares (South Africa)	21,684	3,803,393
New Oriental Education & Technology Group, Inc., Sponsored ADR (China)*	17,174	1,004,851
Nexteer Automotive Group, Ltd. (United States)	668,000	941,932
Sands China, Ltd. (Macau)	509,647	2,015,403
Shenzhou International Group Holdings, Ltd. (China)	177,000	1,962,329
Yum China Holdings, Inc. (China)	67,385	2,431,251
Zee Entertainment Enterprises, Ltd. (India)	119,442	729,086
Total Consumer Discretionary		21,945,845
Consumer Staples - 7.2%
Bid Corp., Ltd. (South Africa)	100,690	1,885,301
Gruma, SAB de CV, Class B (Mexico)	82,700	865,137
Inner Mongolia Yili Industrial Group Co., Ltd., Class A (China)	279,300	889,557
Kweichow Moutai Co., Ltd., Class A (China)	24,200	1,916,908
LG Household & Health Care, Ltd. (South Korea)	1,541	1,417,112
Uni-President Enterprises Corp. (Taiwan)	370,000	896,826
Wal-Mart de Mexico, SAB de CV (Mexico)	653,100	1,669,945
Wuliangye Yibin Co., Ltd., Class A (China)	130,700	907,636
Total Consumer Staples		10,448,422
Energy - 3.1%
China Petroleum & Chemical Corp., ADR (China)	16,840	1,358,314
LUKOIL PJSC, Sponsored ADR (Russia)	18,826	1,403,647
Novatek PJSC, Sponsored GDR (Russia)	10,255	1,729,582
Total Energy		4,491,543
Financials - 29.0%
AIA Group, Ltd. (Hong Kong)	283,400	2,155,837

	Shares	Value
Banco Bradesco, S.A., ADR (Brazil)	318,657	$2,922,085
Banco de Chile, ADR (Chile)[1]	12,962	1,073,643
Bancolombia, S.A., Sponsored ADR (Colombia)[1]	31,412	1,160,359
Bank Mandiri Persero Tbk PT (Indonesia)	1,437,300	645,810
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	7,272,435	1,509,380
BB Seguridade Participacoes, S.A. (Brazil)	98,014	701,361
BDO Unibank, Inc. (Philippines)	430,451	986,004
China Construction Bank Corp., Class H (China)	5,449,000	4,324,038
Credicorp, Ltd. (Peru)	11,766	2,655,704
Dongbu Insurance Co., Ltd. (South Korea)	19,938	1,256,240
FirstRand, Ltd. (South Africa)	461,902	2,017,433
Grupo Financiero Banorte, S.A.B de CV (Mexico)	402,900	2,221,248
Grupo Financiero Galicia, S.A., ADR (Argentina)[1]	18,828	434,174
HDFC Bank, Ltd., ADR (India)	13,319	1,184,192
Housing Development Finance Corp., Ltd. (India)	103,327	2,471,948
Industrial & Commercial Bank of China, Ltd., Class H (China)	4,348,412	2,950,281
Itau Unibanco Holding, S.A., Sponsored ADR (Brazil)	185,249	2,439,729
Kasikornbank PCL (Thailand)	250,500	1,508,411
Noah Holdings, Ltd., ADR (China)*	11,854	447,014
OTP Bank Plc (Hungary)	33,255	1,194,701
PICC Property & Casualty Co., Ltd., Class H (China)	1,090,932	1,060,430
Ping An Insurance Group Co. of China, Ltd., Class H (China)[1]	104,000	983,219
Sberbank of Russia PJSC, Sponsored ADR (Russia)	248,531	2,924,323
Shinhan Financial Group Co., Ltd. (South Korea)	23,632	880,194
Total Financials		42,107,758
Health Care - 3.8%
China Resources Sanjiu Medical &
Pharmaceutical Co., Ltd., Class A (China)	336,100	1,162,033
Fleury, S.A. (Brazil)	255,197	1,432,505
Livzon Pharmaceutical Group, Inc., Class H (China)	133,100	388,973
Odontoprev, S.A. (Brazil)	399,237	1,416,076
Osstem Implant Co., Ltd. (South Korea)*	13,037	489,669
Richter Gedeon Nyrt (Hungary)	32,833	609,889
Total Health Care		5,499,145
Industrials - 4.4%
The Bidvest Group, Ltd. (South Africa)	73,903	922,285
Copa Holdings, S.A., Class A (Panama)	16,015	1,159,966
Doosan Bobcat, Inc. (South Korea)	40,372	1,252,072

The accompanying notes are an integral part of these financial statements.

AMG Trilogy Emerging Markets Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Industrials - 4.4% (continued)
KOC Holding A.S. (Turkey)	442,397	$1,235,837
Shanghai International Airport Co., Ltd., Class A (China)	247,669	1,769,473
Total Industrials		6,339,633
Information Technology - 26.7%
Alibaba Group Holding, Ltd., Sponsored ADR (China)*,1	48,886	6,955,500
Baidu, Inc., Sponsored ADR (China)*	34,294	6,517,917
Delta Electronics, Inc. (Taiwan)	356,720	1,501,513
Hangzhou Hikvision Digital Technology Co., Ltd., Class A (China)	122,200	427,392
Hon Hai Precision Industry Co., Ltd. (Taiwan)	716,224	1,823,183
Infosys, Ltd., Sponsored ADR (India)	95,641	905,720
iQIYI, Inc., ADR (China)*,1	50,853	998,753
NetEase, Inc., ADR (China)[1]	5,133	1,066,894
Samsung Electronics Co., Ltd. (South Korea)	181,593	6,798,078
SK Hynix, Inc. (South Korea)	34,354	2,068,983
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	969,632	7,279,398
Tencent Holdings, Ltd. (China)	69,300	2,374,167
Total Information Technology		38,717,498
Materials - 5.0%
Grasim Industries, Ltd. (India)	36,945	416,841
Grupo Mexico, S.A.B de CV (Mexico)	201,400	464,504
Industrias Penoles, S.A.B de CV (Mexico)	60,960	858,285
LG Chem, Ltd. (South Korea)	5,851	1,787,925
Mondi PLC (United Kingdom)	52,057	1,225,883
PhosAgro PJSC, GDR (Russia)	45,759	597,920
Vale, S.A., Sponsored ADR (Brazil)	130,142	1,965,144
Total Materials		7,316,502
Real Estate - 0.5%
Emaar Malls PJSC (United Arab Emirates)	1,443,234	718,563
Total Common Stocks (Cost $135,693,569)		139,996,828

*	Non-income producing security.
[1]

Some or all of these securities, amounting to $11,139,594 or 7.7% of net assets, were out on loan to various brokers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Cash collateral received from brokers for securities lending was invested in these joint repurchase agreements.

	Principal Amount	Value
Short-Term Investments - 4.1%
Joint Repurchase Agreements - 1.1%[2]
Mizuho Securities, LLC dated 10/31/18, due 11/01/18, 2.220% total to be received $656,068 (collateralized by various U.S. Government Agency Obligations, 2.000% - 7.500%, 03/01/31 - 02/15/48, totaling $669,149)	$656,028	$656,028
RBC Dominion Securities, Inc. dated 10/31/18, due 11/01/18, 2.220% total to be received $1,000,062 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.000%, 11/29/18 -09/09/49, totaling $1,020,000)	1,000,000	1,000,000
Total Joint Repurchase Agreements		1,656,028

	Shares
Other Investment Companies - 3.0%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 2.05%[3]	1,427,848	1,427,848
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class Shares, 2.12%[3]	1,427,848	1,427,848
JPMorgan U.S. Government Money Market Fund, IM Shares, 2.09%[3]	1,471,117	1,471,117
Total Other Investment Companies		4,326,813
Total Short-Term Investments (Cost $5,982,841)		5,982,841
Total Investments - 100.5% (Cost $141,676,410)		145,979,669
Other Assets, less Liabilities - (0.5)%		(792,616)
Net Assets - 100.0%		$145,187,053

[3]	Yield shown represents the October 31, 2018, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

AMG Trilogy Emerging Markets Equity Fund

Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2018:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities
Common Stocks
Financials	$16,495,749	$25,612,009	—	$42,107,758
Information Technology	16,444,784	22,272,714	—	38,717,498
Consumer Discretionary	6,437,175	15,508,670	—	21,945,845
Consumer Staples	2,535,082	7,913,340	—	10,448,422
Materials	3,287,933	4,028,569	—	7,316,502
Industrials	1,159,966	5,179,667	—	6,339,633
Health Care	2,848,581	2,650,564	—	5,499,145
Energy	1,358,314	3,133,229	—	4,491,543
Communication Services	—	2,411,919	—	2,411,919
Real Estate	—	718,563	—	718,563
Short-Term Investments
Joint Repurchase Agreements	—	1,656,028	—	1,656,028
Other Investment Companies	4,326,813	—	—	4,326,813

Total Investments in Securities	$54,894,397	$91,085,272	—	$145,979,669

[1]

An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. As a result, certain international equity securities may be level 2 and could result in transfers between level 1 and level 2. (See Note 1(a) in the Notes to Financial Statements.)

As of October 31, 2018, the Fund had transfers between Level 1 and Level 2 as follows:

	Transfer into Level 1[1]	Transfer out of Level 1[1]	Transfer into Level 2[1]	Transfer out of Level 2[1]
Assets:
Common Stocks	$2,132,797	$(3,608,022)	$3,608,022	$(2,132,797)

[1]

An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. As a result, certain international equity securities may be level 2 and could result in transfers between level 1 and level 2. (See Note 1(a) in the Notes to Financial Statements.)

The accompanying notes are an integral part of these financial statements.

AMG Trilogy Emerging Markets Equity Fund

Schedule of Portfolio Investments (continued)

Country	% of Long-Term Investments
Argentina	0.3
Brazil	7.8
Chile	0.8
China	31.4
Colombia	0.8
Hong Kong	1.5
Hungary	1.3
India	6.6
Indonesia	2.1
Macau	1.4
Mexico	4.3
Panama	0.8
Peru	1.9
Philippines	0.7
Russia	4.7
South Africa	6.6
South Korea	13.3
Taiwan	9.6
Thailand	1.1
Turkey	0.9
United Arab Emirates	0.5
United Kingdom	0.9
United States	0.7

100.0

The accompanying notes are an integral part of these financial statements.

AMG Trilogy Emerging Wealth Equity Fund

Portfolio Manager’s Comments (unaudited)

MARKET OUTLOOK

Global equity markets in October suffered their worst monthly decline since 2012, with the MSCI All Country World Index posting a negative total return of -7.5% in U.S. Dollar terms. Once again, Emerging Markets (EM) continued to underperform developed markets, with the MSCI Emerging Markets Index (MSCI EM) posting a negative total U.S. Dollar return of -8.7% in October, compared to a decline of -7.3% for the MSCI World of developed market stocks. The damage in October left the MSCI EM down by -15.7% for the calendar year to date and -12.5% for the fiscal year, compared to a calendar year to date decline of only -2.3% for the MSCI World Index while the fiscal year finished positive at 1.2%. Factors which concerned investors included President Trump’s trade war with China, signs that labor and other costs could climb, prospects for continuing Fed rate hikes, and slowing growth in Europe and China. Notably, U.S. government bond yields failed to decline in response to weak equity markets, with the yield on 10-year U.S. Treasury bonds rising modestly from 3.06% to 3.14% during the month. Over the course of the year, U.S. long-term bonds have posted negative total returns of -2.0% and failed to provide much of a diversification benefit to global equity investors.

High hopes among market participants at the beginning of 2018 that global growth would remain in a synchronized upswing have been challenged on several fronts. Although the U.S. posted robust growth during the third quarter of 2018 with a 3.5% annualized gain, the impact of Fed rate hikes is beginning to curb growth in areas like housing and auto sales. Consumer spending was the strongest component of GDP, while business investment apparently stalled, lending credence to the view that this year’s corporate tax cuts and the related repatriation of offshore Dollars have done more to boost share buybacks than business investment. With fiscal stimulus peaking this quarter, J.P. Morgan projects U.S. growth slowing to a 2.5% pace and notes that their 12-month ahead recession probability index moved above 30% in October, its highest level since mid-2016.1

Growth in the Euro area has also been disappointing, with third-quarter growth coming in at an annual rate of only 0.8%, with weakness broadly spread across sectors and countries and only France bucking the trend. Concerns about a trade war with the U.S. have risen while temporary disruptions in the auto sector appear to be weighing on economic activity. Brexit continues to dominate the outlook for the United Kingdom, which has experienced a slowdown in business investment until a deal is done (or not). With the U.K. scheduled to leave the EU on March 29, 2019, the pressure for both sides to reach an agreement on Brexit by the end of the year is mounting.

According to Bloomberg’s Financial Conditions Index, Asian financial conditions have tightened markedly in recent months, which is now being reflected in weak PMI readings from countries like Malaysia, Taiwan, and Thailand. Fortunately, the technology cycle has provided a welcome boost to the region, even as trade war concerns and a pullback in EM capital spending are creating new headwinds to growth.

China’s economic data also continues to point toward slowing activity, with the official manufacturing Purchasing Managers’ Index for October having reached 50.2, its lowest level since mid-2016 and only marginally above the so-called “boom or bust” level of 50.0. With higher U.S. tariffs as the backdrop, not surprisingly new export orders have been decelerating. Although cuts in the required reserves ratios (RRRs) and proposed personal tax cuts are expected to cushion the economy, those measures have not sustainably arrested the slide in China’s equity markets. Market participants are also closely watching whether the Bank of China permits the Chinese Yuan to continue to weaken through the symbolically important 7 per U.S. Dollar level, which could trigger capital outflows, increased trade tensions, and further market volatility. That is likely to be as much a political decision as an economic one. According to a recent Reuters poll, a slim majority of China economists expect the Chinese authorities to stop the Yuan from weakening to 7/USD or beyond.2

Elsewhere in EM there were important political and economic developments in October. In Brazil, the right-wing candidate Jair Bolsonaro won the presidential election decisively with 55 percent of votes, validating hopes for a market-friendly reform agenda among market participants. The focus now will be on whether Congress is able to advance on proposed reforms. In Mexico, however, the recent cancelation of a large airport project has raised a dark cloud of economic policy uncertainty that undermined the currency and the equity market. Oil prices in October dropped by nearly 9% following an agreement between Russia and Saudi Arabia to address supply concerns against a backdrop of lower forecasts for demand next year. Turkey also bucked the trend toward Dollar strength in October, with the Lira appreciating by nearly 7% against the Dollar USD thanks to easing political tensions, especially following the release of American pastor Andrew Brunson.

Amid the global equity market pullback, the question has arisen of whether major central banks will be deterred from their focus on monetary policy normalization. At this point, labor market tightness in the U.S., Europe, and Japan suggests the answer is no, as does the fact that bond yields failed to decline materially in response to the equity selloff. That could change if the selloff accelerates, but at this point there remains enough momentum in the global economy to expect a reasonable pace of growth to continue in 2019 and 2020, albeit with greater downside risk. Accordingly, interest rate futures still point to two or three more rate hikes by the Fed over the next year, while the European Central Bank is expected to reaffirm its guidance that rates will remain on hold “at least through the summer of 2019.” The Bank of Japan maintains its de facto 0.1% yield cap on 10-year government bonds, although there is some talk that the cap may be raised to 0.2-0.3% sometime soon to temper the adverse side effects of its policy. In contrast to the DM central banks, the People’s Bank of China is clearly in an easing mode, having cut RRRs by 1% in October in response to economic slowing.

Although October’s global equity selloff was unwelcome, it appears to have been driven more by sentiment—i.e. a de-rating of PE multiples—than by major changes in economic growth and earnings forecasts. The result is that market multiples now look quite reasonable, with the MSCI EM, MSCI EAFE, and MSCI U.S. indices trading respectively at 10.2, 12.6, and 15.6 times forward earnings. Even with bond yields having risen, equities continue to offer a significant risk premium relative to government bonds, especially in the case of EM.

PERFORMANCE

For the 12 months ending October 31, 2018, the AMG Trilogy Emerging Wealth Fund (the “Fund”) (Class Z) was down -14.87% net of fees compared to the MSCI EM Index which returned -12.52% in U.S. Dollar terms. On a sector basis, stock selection in the information technology and industrials sectors, as well as an underweight position in industrials, contributed positively to relative performance. However, this was offset by the relative underperformance of holdings in the financials, consumer staples, and

AMG Trilogy Emerging Wealth Equity Fund

Portfolio Manager’s Comments (continued)

communication services sectors. Our underweight allocation to the energy sector was also a detractor to relative performance. Geographically, our holdings in developed markets, particularly the United States, added to relative performance. Within emerging markets, poor stock selection in India, Turkey, and Russia, as well as an overweight allocation to Turkey and an underweight allocation to Brazil, detracted from relative performance.

Significant contributors and detractors to absolute performance for the trailing 12 months were as follows (values expressed as percentages):

	Ending Weight	Total Return	Contribution to Return
QUALCOMM Incorporated	4.72	26.46	0.93
Wal-Mart de Mexico SAB de CV	1.47	17.39	0.24
Chr. Hansen Holding A/S	1.52	17.36	0.19
Mr Price Group Limited	—	68.82	0.18
FirstRand Limited	—	31.02	0.15

	Ending Weight	Total Return	Contribution to Return
Turkiye Garanti Bankasi Anonim Sirketi	—	(61.39)	(1.39)
Baidu, Inc.	5.52	(22.09)	(1.24)
Samsonite International S.A.	3.34	(29.80)	(1.15)
Alibaba Group Holding Ltd.	4.41	(23.05)	(1.11)
Ctrip.com International Ltd.	3.17	(30.51)	(0.92)

CURRENT PORTFOLIO POSITIONING

We continue to see the Fund fundamentals improving when it comes to corporate earnings and believe the current pullback should be seen as an opportunity to increase allocation. With respect to the Fund’s structure, trading and market activity during the fiscal year resulted in increased exposure to the consumer staples, information technology, industrials, healthcare, and materials sectors while exposure to the consumer discretionary, financials, telecommunication services, and energy sectors decreased. At the close of the period, we had overweight positions in the consumer discretionary, consumer staples, financials, and healthcare sectors and underweight positions in the energy, materials, telecommunication services, industrial, real estate, utilities, and information technology sectors relative to the benchmark. Geographically, the portfolio finished the fiscal year with exposures of 84% in emerging markets and 16% in developed markets.

1 J.P. Morgan, Global Data Watch, October 26, 2018.

2 The Wall Street Journal, Daily Shot Newsletter, November 1, 2018.

This commentary reflects the viewpoints of the Trilogy Global Advisors, L.P. as of October 31, 2018, and is not intended as a forecast or guarantee of future results.

AMG Trilogy Emerging Wealth Equity Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Trilogy Emerging Wealth Equity Fund’s cumulative return is based on the daily change in the net asset value (NAV) and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in AMG Trilogy Emerging Wealth Equity Fund’s Class Z shares on March 19, 2015, to a $10,000 investment made in the MSCI Emerging Markets Index (Net) for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Trilogy Emerging Wealth Equity Fund and the MSCI Emerging Markets Index (Net) for the same time periods ended October 31, 2018.

Average Annual Total Returns[1]	One Year	Since Inception	Inception Date
AMG Trilogy Emerging Wealth Equity Fund2, [3,4,5,6,7,8]
Class N	(15.16%)	2.74%	03/19/15
Class I	(14.89%)	3.01%	03/19/15
Class Z	(14.87%)	3.09%	03/19/15
MSCI Emerging Markets Index (Net)[9]	(12.52%)	2.20%	03/19/15	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2018. All returns are in U.S. dollars ($).
[2]	A short-term redemption fee of 2% will be charged on shares held for less than 60 days.
[3]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[4]

The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[5]	The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.
[6]	The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[7]

The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies. Growth stocks may underperform value stocks during given periods.

[8]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[9]

The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. Please go to msci.com for most current list of countries represented by the index. Unlike the Fund, the MSCI Emerging Markets Index (Net) is unmanaged, is not available for investment and does not incur expenses.

AMG Trilogy Emerging Wealth Equity Fund

Portfolio Manager’s Comments (continued)

All MSCI data is provided “as is.” The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FIDC insured, not bank guaranteed. May lose value.

AMG Trilogy Emerging Wealth Equity Fund

Fund Snapshots (unaudited)

October 31, 2018

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Financials	28.1
Consumer Discretionary	25.0
Information Technology	23.1
Consumer Staples	11.0
Health Care	3.8
Industrials	3.3
Materials	2.5
Short-Term Investments	5.2
Other Assets Less Liabilities	(2.0)

TOP TEN HOLDINGS

Security Name	% of Net Assets
Baidu, Inc., Sponsored ADR (China)	5.5
Sberbank of Russia PJSC, Sponsored ADR (Russia)	5.0
HDFC Bank, Ltd., ADR (India)	4.8
QUALCOMM, Inc.	4.7
Sands China, Ltd. (Macau)	4.6
Yum China Holdings, Inc. (China)	4.5
Alibaba Group Holding, Ltd., Sponsored ADR (China)	4.4
Infineon Technologies AG (Germany)	3.9
LG Household & Health Care, Ltd. (South Korea)	3.8
China Construction Bank Corp., Class H (China)	3.8

Top Ten as a Group	45.0

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Trilogy Emerging Wealth Equity Fund

Schedule of Portfolio Investments

October 31, 2018

	Shares	Value
Common Stocks - 96.1%
Consumer Discretionary - 25.0%
Booking Holdings, Inc. (United States)*	83	$155,590
Ctrip.com International, Ltd., ADR (China)*	61,828	2,057,636
Hermes International (France)	424	242,061
Huazhu Group Ltd., ADR (China)[1]	7,950	207,972
LVMH Moet Hennessy Louis Vuitton SE (France)	1,713	519,731
MakeMyTrip, Ltd. (India)*,1	37,311	924,940
Maruti Suzuki India, Ltd. (India)	13,421	1,200,896
Moncler SpA (Italy)	8,920	309,770
Naspers, Ltd., N Shares (South Africa)	553	96,997
New Oriental Education & Technology Group, Inc.,
Sponsored ADR (China)*	13,763	805,273
NIKE, Inc., Class B (United States)	2,933	220,092
Samsonite International, S.A. (United States)[2]	752,700	2,170,774
Sands China, Ltd. (Macau)	760,000	3,005,426
Starbucks Corp. (United States)	4,130	240,655
Tiffany & Co. (United States)	1,174	130,666
The Walt Disney Co. (United States)	1,724	197,967
Yum China Holdings, Inc. (China)	80,193	2,893,363
Zee Entertainment Enterprises, Ltd. (India)	141,307	862,552
Total Consumer Discretionary		16,242,361
Consumer Staples - 11.0%
Gruma, SAB de CV, Class B (Mexico)	36,500	381,832
Kimberly-Clark de Mexico, SAB de CV, Class A (Mexico)	543,900	783,723
Kweichow Moutai Co., Ltd., Class A (China)	18,093	1,433,166
LG Household & Health Care, Ltd. (South Korea)	2,701	2,483,854
Unilever, N.V. (United Kingdom)	2,768	148,738
Wal-Mart de Mexico, SAB de CV (Mexico)	373,300	954,510
Wuliangye Yibin Co., Ltd., Class A (China)	139,603	969,462
Total Consumer Staples		7,155,285
Financials - 27.4%
AIA Group, Ltd. (Hong Kong)	313,000	2,381,006
Bank Mandiri Persero Tbk PT (Indonesia)	1,109,200	498,387
China Construction Bank Corp., Class H (China)	3,077,900	2,442,459
China Merchants Bank Co., Ltd., Class H (China)	290,000	1,119,798
Credicorp, Ltd. (Peru)	1,381	311,705
Grupo Financiero Banorte, S.A.B de CV (Mexico)	134,500	741,519
HDFC Bank, Ltd., ADR (India)	34,823	3,096,113
Industrial & Commercial Bank of China, Ltd.,
Class H (China)	1,937,000	1,314,202
Kotak Mahindra (India)	21,471	324,914
Noah Holdings, Ltd., ADR (China)*,1	7,470	281,694

	Shares	Value
Ping An Insurance Group Co. of China, Ltd., Class H (China)	213,000	$2,013,709
Sberbank of Russia PJSC, Sponsored ADR (Russia)	276,366	3,251,841
Total Financials		17,777,347
Health Care - 3.8%
China Resources Sanjiu Medical & Pharmaceutical Co., Ltd., Class A (China)	359,091	1,241,522
Jiangsu Hengrui Medicine Co., Ltd., Class A (China)	36,400	323,234
Novo Nordisk A/S, Class B (Denmark)	9,846	425,215
Tonghua Dongbao Pharmaceutical Co., Ltd. (China)	120,100	231,952
Yunnan Baiyao Group Co., Ltd., Class A (China)[3]	27,657	244,523
Total Health Care		2,466,446
Industrials - 3.3%
Copa Holdings, S.A., Class A (Panama)	2,706	195,996
Eicher Motors, Ltd. (India)	2,915	863,368
FANUC Corp. (Japan)	4,700	817,645
Havells India, Ltd. (India)	31,838	278,733
Total Industrials		2,155,742
Information Technology - 23.1%
Alibaba Group Holding, Ltd., Sponsored ADR (China)*,1	20,110	2,861,251
Baidu, Inc., Sponsored ADR (China)*	18,844	3,581,491
Infineon Technologies AG (Germany)	125,695	2,518,524
iQIYI, Inc., ADR (China)*,1	47,704	936,906
Mastercard, Inc., Class A (United States)	1,845	364,701
QUALCOMM, Inc. (United States)	48,758	3,066,391
Tencent Holdings, Ltd. (China)	48,900	1,675,278
Total Information Technology		15,004,542
Materials - 2.5%
Asian Paints, Ltd. (India)	35,054	583,441
Chr Hansen Holding A/S (Denmark)	9,795	988,728
Total Materials		1,572,169
Total Common Stocks (Cost $63,761,263)		62,373,892
Preferred Stock - 0.7%
Financials - 0.7%
Banco Bradesco, S.A. (Brazil)	49,383	452,495
Total Preferred Stock (Cost $378,716)		452,495

The accompanying notes are an integral part of these financial statements.

AMG Trilogy Emerging Wealth Equity Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Short-Term Investments - 5.2%
Joint Repurchase Agreements - 2.7%[4]
Mizuho Securities, LLC dated 10/31/18, due 11/01/18, 2.220% total to be received $788,603 (collateralized by various U.S. Government Agency Obligations, 2.000% - 7.500%, 03/01/31 - 02/15/48, totaling $804,325)	$788,554	$788,554
RBC Dominion Securities, Inc. dated 10/31/18, due 11/01/18, 2.220% total to be received $1,000,062 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.000%, 11/29/18 - 09/09/49, totaling $1,020,000)	1,000,000	1,000,000
Total Joint Repurchase Agreements		1,788,554

	Shares
Other Investment Companies - 2.5%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 2.05%[5]	537,777	537,777

	Shares	Value
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class Shares, 2.12%[5]	537,777	$537,777
JPMorgan U.S. Government Money Market Fund, IM Shares, 2.09%[5]	554,074	554,074
Total Other Investment Companies		1,629,628
Total Short-Term Investments (Cost $3,418,182)		3,418,182
Total Investments - 102.0% (Cost $67,558,161)		66,244,569
Other Assets, less Liabilities - (2.0)%		(1,322,996)
Net Assets - 100.0%		$64,921,573

*	Non-income producing security.
[1]

Some or all of these securities, amounting to $4,715,435 or 7.3% of net assets, were out on loan to various brokers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At October 31, 2018, the value of these securities amounted to $2,170,774 or 3.3% of net assets.

[3]	Security’s value was determined by using significant unobservable inputs.
[4]	Cash collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[5]	Yield shown represents the October 31, 2018, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

AMG Trilogy Emerging Wealth Equity Fund

Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2018:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities
Common Stocks
Financials	$4,431,031	$13,346,316	—	$17,777,347
Consumer Discretionary	7,834,154	8,408,207	—	16,242,361
Information Technology	10,810,740	4,193,802	—	15,004,542
Consumer Staples	2,120,065	5,035,220	—	7,155,285
Health Care	—	2,221,923	$244,523	2,466,446
Industrials	195,996	1,959,746	—	2,155,742
Materials	—	1,572,169	—	1,572,169
Preferred Stock†	452,495	—	—	452,495
Short-Term Investments
Joint Repurchase Agreements	—	1,788,554	—	1,788,554
Other Investment Companies	1,629,628	—	—	1,629,628

Total Investments in Securities	$27,474,109	$38,525,937	$244,523	$66,244,569

†

All preferred stocks held in the Fund are Level 1 securities. For a detailed breakout of preferred stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

[1]

An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. As a result, certain international equity securities may be level 2 and could result in transfers between level 1 and level 2. (See Note 1(a) in the Notes to Financial Statements.)

As of October 31, 2018, the Fund had transfers between Level 1 and Level 2 as follows:

	Transfer into Level 1[1]	Transfer out of Level 1[1]	Transfer into Level 2[1]	Transfer out of Level 2[1]
Assets:
Common Stocks	—	$(2,741,399)	$2,303,888	—

[1]

An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. As a result, certain international equity securities may be level 2 and could result in transfers between level 1 and level 2. (See Note 1(a) in the Notes to Financial Statements.)

The accompanying notes are an integral part of these financial statements.

AMG Trilogy Emerging Wealth Equity Fund

Schedule of Portfolio Investments (continued)

The following table below is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value at October 31, 2018:

Common Stock
Balance as of October 31, 2017	—
Accrued discounts (premiums)	—
Realized gain (loss)	—
Change in unrealized appreciation/depreciation	$(192,988)
Purchases	—
Sales	—
Transfers in to Level 3	437,511
Transfers out of Level 3	—
Balance as of October 31, 2018	$244,523
Net change in unrealized appreciation/depreciation on investments still held at October 31, 2018	$(192,988)

Country	% of Long-Term Investments
Brazil	0.7
China	42.4
Denmark	2.2
France	1.2
Germany	4.0
Hong Kong	3.8
India	12.9
Indonesia	0.8
Italy	0.5
Japan	1.3
Macau	4.8
Mexico	4.6
Panama	0.3
Peru	0.5
Russia	5.2
South Africa	0.2
South Korea	4.0
United Kingdom	0.2
United States	10.4

100.0

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2018

	AMG Trilogy	AMG Trilogy
	Emerging	Emerging
	Markets	Wealth
	Equity Fund	Equity Fund
Assets:
Investments at Value[1] (including securities on loan valued at $11,139,594, and $4,715,435, respectively)	$145,979,669	$66,244,569
Foreign currency[2]	811,693	403,651
Receivable for investments sold	178,901	411,053
Dividend, interest and other receivables	101,888	30,979
Receivable for Fund shares sold	90,624	340,634
Receivable from affiliate	—	58
Prepaid expenses and other assets	10,861	12,238
Total assets	147,173,636	67,443,182
Liabilities:
Payable upon return of securities loaned	1,656,028	1,788,554
Payable for investments purchased	172,797	627,200
Payable for Fund shares repurchased	—	11,470
Payable for foreign capital gains tax	—	732
Accrued expenses:
Investment advisory and management fees	69,792	31,036
Administrative fees	19,034	8,464
Distribution fees	64	357
Shareholder service fees	424	574
Professional fees	29,255	28,932
Other	39,189	24,290
Total liabilities	1,986,583	2,521,609
Net Assets	$145,187,053	$64,921,573
[1] Investments at cost	$141,676,410	$67,558,161
[2] Foreign currency at cost	$814,408	$410,565

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG Trilogy	AMG Trilogy
	Emerging	Emerging
	Markets	Wealth
	Equity Fund	Equity Fund
Net Assets Represent:
Paid-in capital	$148,239,765	$63,061,944
Total distributable earnings (loss)	(3,052,712)	1,859,629
Net Assets	$145,187,053	$64,921,573
Class N:
Net Assets	$289,166	$1,939,599
Shares outstanding	33,580	186,775
Net asset value, offering and redemption price per share	$8.61	$10.38
Class I:
Net Assets	$11,209,568	$2,538,880
Shares outstanding	1,303,196	243,192
Net asset value, offering and redemption price per share	$8.60	$10.44
Class Z:
Net Assets	$133,688,319	$60,443,094
Shares outstanding	15,615,401	5,803,813
Net asset value, offering and redemption price per share	$8.56	$10.41

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the fiscal year ended October 31, 2018

	AMG Trilogy	AMG Trilogy
	Emerging	Emerging
	Markets	Wealth
	Equity Fund	Equity Fund
Investment Income:
Dividend income	$4,098,446	$1,420,328
Interest income	444	—
Securities lending income	18,515	4,983
Foreign withholding tax	(446,873)	(103,957)
Total investment income	3,670,532	1,321,354
Expenses:
Investment advisory and management fees	843,839	375,319
Administrative fees	230,138	102,360
Distribution fees—Class N	927	1,837
Shareholder servicing fees—Class N	556	1,102
Shareholder servicing fees—Class I	3,979	2,858
Custodian fees	127,389	70,910
Professional fees	51,955	43,282
Registration fees	48,678	57,035
Reports to shareholders	18,860	8,365
Trustee fees and expenses	10,469	4,482
Transfer agent fees	4,479	4,199
Miscellaneous	5,043	3,305
Repayment of prior reimbursements	—	47,342
Total expenses before offsets	1,346,312	722,396
Expense reductions	—	(126)
Net expenses	1,346,312	722,270
Net investment income	2,324,220	599,084
Net Realized and Unrealized Loss:
Net realized gain on investments[1]	5,221,345	2,891,047
Net realized loss on foreign currency transactions	(120,168)	(58,239)
Net change in unrealized appreciation/depreciation on investments	(30,308,135)	(15,236,108)
Net change in unrealized appreciation/depreciation on foreign currency translations	52,146	70,382
Net realized and unrealized loss	(25,154,812)	(12,332,918)
Net decrease in net assets resulting from operations	$(22,830,592)	$(11,733,834)

[1]	Net of foreign capital gains tax withheld of $0 and $732 for AMG Trilogy Emerging Markets Equity Fund and AMG Trilogy Emerging Wealth Equity Fund, respectively.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the fiscal years ended October 31,

	AMG Trilogy Emerging		AMG Trilogy Emerging
	Markets Equity Fund		Wealth Equity Fund
	2018	2017	2018	2017

Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income	$2,324,220	$1,757,998	$599,084	$458,422
Net realized gain on investments	5,101,177	2,302,209	2,832,808	4,830,707
Net change in unrealized appreciation/depreciation on investments	(30,255,989)	27,316,898	(15,165,726)	9,313,094
Net increase (decrease) in net assets resulting from operations	(22,830,592)	31,377,105	(11,733,834)	14,602,223
Distributions to Shareholders:[1]
Class N	(2,438)	(3,563)	(1,210)	(43)
Class I	(26,234)	(13,706)	(76,934)	(110,149)
Class Z	(1,711,909)	(1,230,808)	(3,581,095)	(269,406)
Total distributions to shareholders	(1,740,581)	(1,248,077)	(3,659,239)	(379,598)
Capital Share Transactions:[2]
Net increase (decrease) from capital share transactions	36,373,294	(598,201)	19,158,573	(492,785)
Total increase in net assets	11,802,121	29,530,827	3,765,500	13,729,840
Net Assets:
Beginning of year	133,384,932	103,854,105	61,156,073	47,426,233
End of year[3]	$145,187,053	$133,384,932	$64,921,573	$61,156,073

[1]	See Note 1(d) of the Notes to Financial Statements.
[2]	See Note 1(g) of the Notes to Financial Statements.
[3]

Net assets—End of year includes undistributed net investment income of $1,591,291 and $407,587 for AMG Trilogy Emerging Markets Equity Fund and AMG Trilogy Emerging Wealth Equity Fund, respectively, in 2017. During 2018, the requirement to disclose undistributed net investment income was eliminated.

The accompanying notes are an integral part of these financial statements.

AMG Trilogy Emerging Markets Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class N	2018	2017	2016[1]	2015	2014
Net Asset Value, Beginning of Year	$10.11	$7.91	$7.23	$8.83	$8.73
Income (loss) from Investment Operations:
Net investment income[2,3]	0.11	0.09	0.06	0.06	0.11 [4]
Net realized and unrealized gain (loss) on investments	(1.54)	2.18	0.66	(1.66)	0.02
Total income (loss) from investment operations	(1.43)	2.27	0.72	(1.60)	0.13
Less Distributions to Shareholders from:
Net investment income	(0.07)	(0.07)	(0.04)	—	(0.03)
Total distributions to shareholders	(0.07)	(0.07)	(0.04)	—	(0.03)
Net Asset Value, End of Year	$8.61	$10.11	$7.91	$7.23	$8.83
Total Return[3]	(14.24)%[5]	28.97%[5]	10.01%	(18.12)%	1.55%
Ratio of net expenses to average net assets	1.27%	1.31%	1.44%	1.45%	1.42%[6]
Ratio of gross expenses to average net assets[7]	1.27%	1.31%	1.44%	1.45%	1.43%
Ratio of net investment income to average net assets[3]	1.12%	1.08%	0.81%	0.76%	1.30%
Portfolio turnover	24%	29%	33%	45%	35%
Net assets end of year (000’s) omitted	$289	$350	$497	$57	$79

AMG Trilogy Emerging Markets Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class I	2018	2017	2016[1]	2015	2014
Net Asset Value, Beginning of Year	$10.11	$7.90	$7.19	$8.88	$8.78
Income (loss) from Investment Operations:
Net investment income[2,3]	0.13	0.12	0.08	0.05	0.12 [4]
Net realized and unrealized gain (loss) on investments	(1.53)	2.18	0.67	(1.62)	0.04
Total income (loss) from investment operations	(1.40)	2.30	0.75	(1.57)	0.16
Less Distributions to Shareholders from:
Net investment income	(0.11)	(0.09)	(0.04)	(0.12)	(0.06)
Total distributions to shareholders	(0.11)	(0.09)	(0.04)	(0.12)	(0.06)
Net Asset Value, End of Year	$8.60	$10.11	$7.90	$7.19	$8.88
Total Return[3]	(13.94)%[5]	29.34%[5]	10.48%[5]	(17.82)%[5]	1.85%[5]
Ratio of net expenses to average net assets	0.99%	1.03%	1.07%	1.00%	1.04%[6]
Ratio of gross expenses to average net assets[7]	0.99%	1.03%	1.07%	1.00%	1.05%
Ratio of net investment income to average net assets[3]	1.40%	1.36%	1.14%	0.65%	1.37%
Portfolio turnover	24%	29%	33%	45%	35%
Net assets end of year (000’s) omitted	$11,210	$2,207	$1,271	$1,203	$26,239

AMG Trilogy Emerging Markets Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class Z	2018	2017	2016[1]	2015	2014
Net Asset Value, Beginning of Year	$10.06	$7.86	$7.20	$8.89	$8.78
Income (loss) from Investment Operations:
Net investment income[2,3]	0.15	0.13	0.09	0.09	0.13 [4]
Net realized and unrealized gain (loss) on investments	(1.53)	2.16	0.65	(1.65)	0.05
Total income (loss) from investment operations	(1.38)	2.29	0.74	(1.56)	0.18
Less Distributions to Shareholders from:
Net investment income	(0.12)	(0.09)	(0.08)	(0.13)	(0.07)
Total distributions to shareholders	(0.12)	(0.09)	(0.08)	(0.13)	(0.07)
Net Asset Value, End of Year	$8.56	$10.06	$7.86	$7.20	$8.89
Total Return[3]	(13.88)%[5]	29.62%[5]	10.52%	(17.69)%	2.05%
Ratio of net expenses to average net assets	0.87%	0.88%	0.94%	0.95%	0.92%[6]
Ratio of gross expenses to average net assets[7]	0.87%	0.88%	0.94%	0.95%	0.93%
Ratio of net investment income to average net assets[3]	1.52%	1.51%	1.25%	1.18%	1.53%
Portfolio turnover	24%	29%	33%	45%	35%
Net assets end of year (000’s) omitted	$133,688	$130,828	$102,086	$95,434	$110,366

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class I and Class Z, respectively.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.10, $0.11 and $0.12 for Class N, Class I and Class Z, respectively.
[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[6]	Includes reduction from broker recapture amounting to less than 0.01%.
[7]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

AMG Trilogy Emerging Wealth Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,			For the fiscal period ended October 31,
Class N	2018	2017	2016[1]	2015[2]
Net Asset Value, Beginning of Period	$12.94	$10.13	$9.34	$10.00
Income (loss) from Investment Operations:
Net investment income[3,4]	0.06	0.05	0.05	0.04
Net realized and unrealized gain (loss) on investments	(1.88)	2.80	0.74	(0.70)
Total income (loss) from investment operations	(1.82)	2.85	0.79	(0.66)
Less Distributions to Shareholders from:
Net investment income	(0.05)	(0.04)	—	—
Net realized gain on investments	(0.69)	—	—	—
Total distributions to shareholders	(0.74)	(0.04)	—	—
Net Asset Value, End of Period	$10.38	$12.94	$10.13	$9.34
Total Return[4,5]	(15.16)%	28.31%	8.46%	(6.60)%[6]
Ratio of net expenses to average net assets	1.45%[7,8]	1.45%[7,8]	1.44%	1.33%[9]
Ratio of gross expenses to average net assets[10]	1.45%[8]	1.45%[8]	1.53%	1.65%[9]
Ratio of net investment income to average net assets[4]	0.49%	0.45%	0.51%	0.65%[9]
Portfolio turnover	37%	68%	58%	45%[6]
Net assets end of period (000’s) omitted	$1,940	$10	$10	$9

AMG Trilogy Emerging Wealth Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,			For the fiscal period ended October 31,
Class I	2018	2017	2016[1]	2015[2]
Net Asset Value, Beginning of Period	$12.96	$10.14	$9.34	$10.00
Income (loss) from Investment Operations:
Net investment income[3,4]	0.09	0.08	0.07	0.04
Net realized and unrealized gain (loss) on investments	(1.88)	2.81	0.75	(0.70)
Total income (loss) from investment operations	(1.79)	2.89	0.82	(0.66)
Less Distributions to Shareholders from:
Net investment income	(0.04)	(0.07)	(0.02)	—
Net realized gain on investments	(0.69)	—	—	—
Total distributions to shareholders	(0.73)	(0.07)	(0.02)	—
Net Asset Value, End of Period	$10.44	$12.96	$10.14	$9.34
Total Return[4,5]	(14.89)%	28.73%	8.77%	(6.60)%[6]
Ratio of net expenses to average net assets	1.19%[7,8]	1.12%[7,8]	1.16%	1.16%[9]
Ratio of gross expenses to average net assets[10]	1.19%[8]	1.16%[8]	1.24%	1.45%[9]
Ratio of net investment income to average net assets[4]	0.75%	0.78%	0.79%	0.61%[9]
Portfolio turnover	37%	68%	58%	45%[6]
Net assets end of period (000’s) omitted	$2,539	$1,646	$16,639	$22,432

AMG Trilogy Emerging Wealth Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,			For the fiscal period ended October 31,
Class Z	2018	2017	2016[1]	2015[2]
Net Asset Value, Beginning of Period	$12.97	$10.15	$9.35	$10.00
Income (loss) from Investment Operations:
Net investment income[3,4]	0.11	0.10	0.09	0.04
Net realized and unrealized gain (loss) on investments	(1.89)	2.80	0.74	(0.69)
Total income (loss) from investment operations	(1.78)	2.90	0.83	(0.65)
Less Distributions to Shareholders from:
Net investment income	(0.09)	(0.08)	(0.03)	—
Net realized gain on investments	(0.69)	—	—	—
Total distributions to shareholders	(0.78)	(0.08)	(0.03)	—
Net Asset Value, End of Period	$10.41	$12.97	$10.15	$9.35
Total Return[4,5]	(14.87)%	28.86%	8.86%	(6.50)%[6]
Ratio of net expenses to average net assets	1.05%[7,8]	1.05%[7,8]	1.05%	1.05%[9]
Ratio of gross expenses to average net assets[10]	1.05%[8]	1.05%[8]	1.15%	1.50%[9]
Ratio of net investment income to average net assets[4]	0.89%	0.85%	0.94%	0.64%[9]
Portfolio turnover	37%	68%	58%	45%[6]
Net assets end of period (000’s) omitted	$60,443	$59,500	$30,777	$7,782

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class I and Class Z, respectively.
[2]	Commencement of operations was on March 20, 2015.
[3]	Per share numbers have been calculated using average shares.
[4]	Total returns and net investment income would have been lower had certain expenses not been offset.
[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[6]	Not annualized.
[7]	Includes reduction from broker recapture amounting to less than 0.01%.
[8]	Such ratio includes recapture of waived/reimbursed fees from prior periods amounting to 0.07% and 0.04% for the fiscal years ended October 31, 2018 and October 31, 2017, respectively.
[9]	Annualized.
[10]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

Notes to Financial Statements

October 31, 2018

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Trilogy Emerging Markets Equity Fund (“Emerging Markets Equity”) and AMG Trilogy Emerging Wealth Equity Fund (“Emerging Wealth Equity”), each a “Fund” and collectively, the “Funds.”

Each Fund offers different classes of shares. Each Fund offers Class N, Class I and Class Z shares. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds.

Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield

Notes to Financial Statements (continued)

curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date, except for Korean securities where dividends are recorded on confirmation date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders.

Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

Emerging Wealth Equity had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Fund’s overall expense ratio. For the fiscal year ended October 31, 2018, the impact on the expense ratios, if any, was $126 or less than 0.01%.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are due to foreign currency transactions. Temporary differences are due to wash sale loss deferrals.

The distributions disclosed on the Statements of Changes in Net Assets for the fiscal year ended October 31, 2017 were from the following sources:

Fund	Net Investment Income	Realized Gain on Investments
Emerging Markets Equity
Class N	$3,563	—
Class I	13,706	—
Class Z	1,230,808	—

Total	$1,248,077	—

Emerging Wealth Equity
Class N	$43	—
Class I	110,149	—
Class Z	269,406	—

Total	$379,598	—

The tax character of distributions paid during the fiscal years ended October 31, 2018 and October 31, 2017 were as follows:

	Emerging Markets Equity		Emerging Wealth Equity
Distributions paid from:	2018	2017	2018	2017
Ordinary income	$1,740,581	$1,248,077	$407,540	$379,598
Short-term capital gains	—	—	—	—
Long-term capital gains	—	—	3,251,699	—

	$1,740,581	$1,248,077	$3,659,239	$379,598

Notes to Financial Statements (continued)

As of October 31, 2018, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Emerging Markets Equity	Emerging Wealth Equity
Capital loss carryforward	$(8,568,648)	—
Undistributed ordinary income	2,054,762	$537,887
Undistributed short-term capital gains	—	—
Undistributed long-term capital gains	—	2,788,425
Late-year loss deferral	—	—

At October 31, 2018, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net
Emerging Markets Equity	$142,514,523	$18,689,242	$(15,228,068)	$3,461,174
Emerging Wealth Equity	67,702,886	4,499,543	(5,966,226)	(1,466,683)

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of October 31, 2018, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of October 31, 2018, the following Fund had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains, if any, for an unlimited time period.

	Capital Loss Carryover Amounts
Fund	Short-Term	Long-Term	Total
Emerging Markets Equity	$1,780,479	$6,788,169	$8,568,648

As of October 31, 2018, Emerging Wealth Equity had no accumulated net realized capital loss carryovers. Should the Fund incur net capital losses for the fiscal year ended October 31, 2019, such amounts may be used to offset future realized capital gains, for an unlimited time period.

For the fiscal year ended October 31, 2018 the following Fund utilized capital loss carryover in the amount of:

	Capital Loss Carryover Utilized
Fund	Short-Term	Long-Term
Emerging Markets Equity	—	$4,748,175

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The Funds will deduct a 2.00% redemption fee from the proceeds of any redemption of shares (including a redemption by exchange) if the redemption occurs within 60 days of the purchase of those shares. For the fiscal year ended October 31, 2018, Emerging Markets Equity and Emerging Wealth Equity had redemption fees amounting to $677 and $7,166, respectively. These amounts are netted against the cost of shares repurchased in the Statements of Changes in Net Assets.

For the fiscal years ended October 31, 2018 and October 31, 2017, the capital stock transactions by class for the Funds were as follows:

	Emerging Markets Equity				Emerging Wealth Equity
	October 31, 2018		October 31, 2017		October 31, 2018		October 31, 2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	32,216	$327,034	13,011	$113,201	277,256	$3,345,888	797	$9,501
Reinvestment of distributions	238	2,438	479	3,563	94	1,211	4	43

Notes to Financial Statements (continued)

	Emerging Markets Equity				Emerging Wealth Equity
	October 31, 2018		October 31, 2017		October 31, 2018		October 31, 2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Cost of shares repurchased	(33,515)	$(330,892)	(41,654)	$(368,222)	(91,372)	$(1,070,986)	(1,004)	$(12,999)

Net increase (decrease)	(1,061)	$(1,420)	(28,164)	$(251,458)	185,978	$2,276,113	(203)	$(3,455)

Class I:
Proceeds from sale of shares	1,194,244	$11,277,804	214,674	$1,905,830	317,594	$3,954,434	120,767	$1,201,712
Reinvestment of distributions	2,564	26,179	1,841	13,662	5,975	76,842	11,539	110,089
Cost of shares repurchased	(111,974)	(1,158,853)	(159,058)	(1,492,792)	(207,383)	(2,500,586)	(1,646,648)	(18,500,919)

Net increase (decrease)	1,084,834	$10,145,130	57,457	$426,700	116,186	$1,530,690	(1,514,342)	$(17,189,118)

Class Z:
Proceeds from sale of shares	3,024,811	$30,641,999	442,506	$3,553,862	1,738,318	$21,909,809	1,765,419	$19,159,526
Reinvestment of distributions	154,904	1,572,271	149,032	1,098,366	31,476	403,515	3,885	37,064
Cost of shares repurchased	(568,860)	(5,984,686)	(574,023)	(5,425,671)	(554,875)	(6,961,554)	(212,978)	(2,496,802)

Net increase (decrease)	2,610,855	$26,229,584	17,515	$(773,443)	1,214,919	$15,351,770	1,556,326	$16,699,788

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At October 31, 2018, the market value of Repurchase Agreements outstanding for Emerging Markets Equity and Emerging Wealth Equity were $1,656,028 and $1,788,554, respectively.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the Funds (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by Trilogy Global Advisors, L.P. (“Trilogy”), who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in Trilogy.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended October 31, 2018, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Emerging Markets Equity	0.55%
Emerging Wealth Equity	0.55%

The Investment Manager has contractually agreed, through at least March 1, 2019, to waive management fees and/or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank

Notes to Financial Statements (continued)

and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) to 1.05%, of each Fund’s average daily net assets subject to later reimbursement by the Funds in certain circumstances.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

In general, for a period of up to 36 months, the Investment Manager may recover from each Fund fees waived and expenses paid pursuant to this contractual agreement, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount.

At October 31, 2018, the Funds’ expiration of recoupment is as follows:

Expiration Period	Emerging Wealth Equity
Less than 1 year	$13,982
Within 2 years	46

Total Amount Subject to Recoupment	$14,028

The Trust, on behalf of the Funds, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Fund’s operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Class N shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of each Fund’s average daily net assets attributable to the Class N shares.

For Class N and Class I shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratio for the fiscal year ended October 31, 2018, were as follows:

Fund	Maximum Annual Amount Approved	Actual Amount Incurred
Emerging Markets Equity
Class N	0.15%	0.15%
Class I	0.15%	0.12%
Emerging Wealth Equity
Class N	0.15%	0.15%
Class I	0.15%	0.14%

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended October 31, 2018, Emerging Markets Equity lent a maximum of $1,414,397 for five days earning interest of $444. The interest income amount is included in the Statement of Operations as interest income. At October 31, 2018, the Funds had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended October 31, 2018, were as follows:

	Long Term Securities
Fund	Purchases	Sales
Emerging Markets Equity	$71,264,684	$34,744,134

Notes to Financial Statements (continued)

	Long Term Securities
Fund	Purchases	Sales
Emerging Wealth Equity	40,036,895	24,552,059

The Funds had no purchases or sales of U.S. Government Obligations during the fiscal year ended October 31, 2018.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and non-cash and, effective October 1, 2018, may also be accepted in U.S. Government and Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Non-cash collateral is held in separate omnibus accounts managed by BNYM that cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

The value of securities loaned on positions held and cash and non-cash collateral received at October 31, 2018, were as follows:

Fund	Securities Loaned	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Emerging Markets Equity	$11,139,594	$1,656,028	$9,519,597	$11,175,625
Emerging Wealth Equity	4,715,435	1,788,554	2,971,398	4,759,952

5. FOREIGN SECURITIES

The Funds invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Fund’s investments in emerging market countries are exposed to additional risks. A Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Realized gains in certain countries may be subject to foreign taxes at the Fund level and the Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

6. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

7. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

Notes to Financial Statements (continued)

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of October 31, 2018:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Collateral	Cash Collateral Received	Net Amount
Emerging Markets Equity
Mizuho Securities, LLC	$656,028	$656,028	—	—
RBC Dominion Securities, Inc.	1,000,000	1,000,000	—	—

Total	$1,656,028	$1,656,028	—	—

Emerging Wealth Equity
Mizuho Securities, LLC	$788,554	$788,554	—	—
RBC Dominion Securities, Inc.	1,000,000	1,000,000	—	—

Total	$1,788,554	$1,788,554	—	—

8. REGULATORY UPDATES

In August 2018, the FASB issued Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which is effective for periods starting after December 15, 2019. The primary focus of the update is to improve the effectiveness of ASC 820’s disclosure in the notes to financial statements. Management is currently evaluating the impact, if any, of applying ASU 2018-13.

Effective November 15, 2018, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendment requires collapsing the components of distributable earnings on the

Statement of Assets and Liabilities and collapsing the distributions paid to shareholders on the Statements of Changes in Net Assets. Management has adopted these amendments and there was no significant impact on the financial statements and accompanying notes.

9. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements, which require an additional disclosure in or adjustment of the Funds’ financial statements except for effective March 1, 2019, the Board has approved the elimination of redemption fees for the Funds.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND SHAREHOLDERS OF AMG TRILOGY EMERGING MARKETS EQUITY FUND AND AMG TRILOGY EMERGING WEALTH EQUITY FUND:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG Trilogy Emerging Markets Equity Fund and AMG Trilogy Emerging Wealth Equity Fund (two of the funds constituting AMG Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 26, 2018

We have served as the auditor of one or more investment companies in the AMG Funds Family since 1993.

Other Information

TAX INFORMATION

The AMG Trilogy Emerging Markets Equity Fund and AMG Trilogy Emerging Wealth Equity Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2017/2018 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

In accordance with federal tax law, the following Funds elect to provide foreign taxes paid and the income sourced from foreign countries. Accordingly, each Fund hereby makes the following designations regarding its taxable period ended October 31, 2018:

AMG Trilogy Emerging Markets Equity Fund

•	The total amount of taxes paid and income sourced from foreign countries was $446,873 and $4,046,600, respectively.

AMG Trilogy Emerging Wealth Equity Fund

•	The total amount of taxes paid and income sourced from foreign countries was $106,915 and $1,250,390, respectively.

Pursuant to section 852 of the Internal Revenue Code, AMG Trilogy Emerging Markets Equity Fund and AMG Trilogy Emerging Wealth Equity Fund, each hereby designates as a capital gain distribution with respect to the taxable period ended October 31, 2018, $0 and $3,251,699, respectively, or, if subsequently determined to be different, the net capital gains of such period.

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012 • Oversees 59 Funds in Fund Complex	Bruce B. Bingham, 70 Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 1999 • Oversees 59 Funds in Fund Complex

Edward J. Kaier, 73

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 61 Funds in Fund Complex

Kurt A. Keilhacker, 55

Managing Partner, TechFund Capital (1997-Present); Managing Partner, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2000 • Oversees 59 Funds in Fund Complex

Steven J. Paggioli, 68

Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008–Present); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001).

• Trustee since 2013 • Oversees 59 Funds in Fund Complex	Richard F. Powers III, 72 Adjunct Professor, U.S. Naval War College (2016-Present); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Independent Chairman • Trustee since 2000 • Oversees 61 Funds in Fund Complex

Eric Rakowski, 60

Professor of Law, University of California at Berkeley School of Law—Boalt Hall (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 61 Funds in Fund Complex	Victoria L. Sassine, 53 Adjunct Professor, Babson College (2007 – Present).

• Trustee since 2004 • Oversees 59 Funds in Fund Complex

Thomas R. Schneeweis, 71

Professor Emeritus, University of Massachusetts (2013-Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education) (2010-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013).

AMG Funds

Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011 • Oversees 61 Funds in Fund Complex

Christine C. Carsman, 66

Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-Present); Director (2010-Present) and Chair of the Board of Directors (2015-Present), AMG Funds plc; Director of Harding, Loevner Funds, Inc. (9 portfolios); Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2018 • Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007

Keitha L. Kinne, 60

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 53

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 52

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director—Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director—Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Chief Compliance Officer since 2016

Gerald F. Dillenburg, 51

Vice President, Chief Compliance Officer AMG Funds, AMG Funds LLC (2017-Present); Chief Compliance Officer AMG Funds, AMG Funds LLC (2016-2017); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Compliance Officer, AMG Funds IV (1996-Present); Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds IV (2016-Present); Chief Compliance Officer, Aston Asset Management, LLC (2006-2016); Chief Operating Officer, Aston Funds (2003-2016); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Financial Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010).

• Deputy Treasurer since 2017

John A. Starace, 48

Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Controller since 2017

Christopher R. Townsend, 51

Vice President, Business Finance, AMG Funds LLC (2017-Present); Head of Business Finance, AMG Funds LLC (2015-2017); Chief Financial Officer and Financial and Operations Principal, AMG Distributors, Inc. (2016-Present); Controller, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Treasurer, Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017); Chief Financial Officer, Aston Asset Management LLC (2016); Head of Finance and Accounting, Allianz Asset Management (2006-2015).

AMG Funds

Trustees and Officers (continued)

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 44

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Officer, AMG Funds IV, (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 33

Director, Counsel, AMG Funds LLC (2017-Present); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

Annual Renewal of Investment Management and Subadvisory Agreements

At an in-person meeting held on June 27-28, 2018, the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of AMG Funds (the “Trust”) (the “Independent Trustees”), approved (i) the Investment Management Agreement, as amended pursuant to letter agreements at any time prior to the date of the meeting, with AMG Funds LLC (the “Investment Manager”) for each of AMG Trilogy Emerging Markets Equity Fund and AMG Trilogy Emerging Wealth Equity Fund (each, a “Fund,” and collectively, the “Funds”) and separately each of Amendment No. 1 thereto dated July 1, 2015, and Amendment No. 2 thereto dated October 1, 2016 (collectively, the “Investment Management Agreement”) and (ii) the Subadvisory Agreement, as amended at any time prior to the date of the meeting, with the Subadviser for each Fund (collectively, the “Subadvisory Agreements”). The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management Agreement and the Subadvisory Agreements, the Trustees reviewed a variety of materials relating to the Funds, the Investment Manager and the Subadviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (each, a “Peer Group”), performance information for the relevant benchmark index for each Fund (each, a “Fund Benchmark”) and other information provided to them on a periodic basis throughout the year, as well as information provided in connection with the meetings of June 27-28, 2018, regarding the nature, extent and quality of services provided by the Investment Manager and the Subadviser under their respective agreements and other relevant matters. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management and Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the performance of its duties with respect to the Funds and the Trustees’ knowledge of the Investment Manager’s management and the quality of the performance of the Investment Manager’s duties under the Investment Management Agreement and Administration Agreement. In the course of their deliberations regarding the Investment Manager, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the Investment Manager’s oversight of the performance by the Subadviser of its portfolio management duties; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance program. The Trustees also took into account that, in performing its functions under the Investment Management Agreement and supervising the Subadviser, the Investment Manager: performs periodic detailed analyses and reviews of the performance by the Subadviser of its obligations to each Fund, including without limitation, analysis and review of portfolio and other compliance matters and review of the Subadviser’s investment performance with respect to each Fund; prepares and presents periodic reports to the Board regarding the investment performance of the Subadviser and other information regarding the Subadviser, at such times and in such forms as the Board may reasonably request; reviews and considers any changes in the personnel of the Subadviser responsible for performing the Subadviser’s obligations and makes appropriate reports to the Board; reviews and considers any changes in the ownership or senior management of the Subadviser and makes appropriate reports to the Board; performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of the Subadviser; assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of each Subadvisory Agreement and annual consideration of each Subadvisory Agreement thereafter; prepares recommendations with respect to the continued retention of the Subadviser or the replacement of the Subadviser, including at the request of the Board; identifies potential successors to or replacements of the Subadviser or potential additional subadvisers, performs appropriate due diligence, and develops and presents to the Board a recommendation as to any such successor, replacement, or additional subadviser, including at the request of the Board; designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreement and applicable law. The Trustees noted the affiliation of the Subadviser with the Investment Manager, noting any potential conflicts of interest. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and the Investment Manager’s undertaking to maintain a contractual expense limitation for each Fund. The Trustees also considered the Investment Manager’s risk management processes.

The Trustees also reviewed information relating to the Subadviser’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing each Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding the Subadviser’s organizational and management structure and the Subadviser’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at the Subadviser with portfolio management responsibility for each Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadviser in the past; (b) the qualifications and experience of the Subadviser’s personnel; and (c) the Subadviser’s compliance program. The Trustees also took into account the financial condition of the Subadviser with respect to its ability to provide the services required under each Subadvisory Agreement. The Trustees also considered the Subadviser’s risk management processes.

PERFORMANCE

As noted above, the Board considered each Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark and considered the gross performance

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

of the Fund as compared to the Subadviser’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as the Subadviser’s Investment Strategy. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadviser. The Board was mindful of the Investment Manager’s attention to monitoring the Subadviser’s performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

With respect to AMG Trilogy Emerging Markets Equity Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class Z shares (which share class has the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year and 5-year periods ended March 31, 2018 and for the period from the Class Z shares’ inception on March 1, 2011 through March 31, 2018 was above, above, below and below, respectively, the median performance for the Peer Group and above, above, below and below, respectively, the performance of the Fund Benchmark, the MSCI Emerging Markets Index. The Trustees took into account management’s discussion of the Fund’s performance, including the Fund’s more recent improved performance. The Trustees noted that Class Z shares of the Fund ranked in the top quartile relative to its Peer Group for the 1-year period. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

With respect to AMG Trilogy Emerging Wealth Equity Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class Z shares (which share class has the largest amount of assets of all the share classes of the Fund) for the 1-year and 3-year periods ended March 31, 2018 and for the period from the Fund’s inception on March 19, 2015 through March 31, 2018 was above the median performance for the Peer Group and above the performance of the Fund Benchmark, the MSCI Emerging Markets Index. The Trustees took into account management’s discussion of the Fund’s performance. The Trustees also noted the fact that Class Z shares of the Fund ranked in the top decile relative to its Peer Group for the 3-year period and the period from inception through

March 31, 2018 and in the top quintile relative to its Peer Group for the 1-year period. The Trustees concluded that the Fund’s overall performance has been satisfactory.

ADVISORY AND SUBADVISORY FEES AND PROFITABILITY

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to a Fund), received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the AMG Funds Family of Funds, the cost of providing such services, the significant risks undertaken as Investment Manager and sponsor of the Funds, including investment, operational, enterprise, entrepreneurial, litigation, regulatory and compliance risks, and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to each Fund. The Trustees also noted any payments that were made from the Subadviser to the Investment Manager, and any other payments made or to be made from the Investment Manager to the Subadviser. The Trustees also considered management’s discussion of the current asset levels of the Funds, and the impact on profitability of both the current asset levels and any future growth of assets of the Funds.

In considering the cost of services to be provided by the Investment Manager under the Investment Management Agreement and the profitability to the Investment Manager of its relationship with each Fund, the Trustees noted the undertaking by the Investment Manager to maintain a contractual expense limitation for the Funds. The Board also took into account management’s discussion of the advisory fee structure, and, as noted above, the services the Investment Manager provides in performing its functions under the Investment Management Agreement and supervising the Subadviser. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee at this time. Also with respect to economies of scale, the Trustees noted that as each Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the subadvisory fees payable by the Investment Manager to the Subadviser, the Trustees reviewed information regarding the cost to the Subadviser of providing subadvisory services to each Fund and the resulting profitability from the relationships. The Trustees noted that, because the Subadviser is an affiliate of the Investment Manager, a portion of the Subadviser’s revenues or profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. The Board also took into account management’s discussion of the subadvisory fee structure, and the services the Subadviser provides in performing its functions under each Subadvisory Agreement. Based on the foregoing, the Trustees concluded that the profitability to the Subadviser is reasonable and that the Subadviser is not realizing material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

With respect to AMG Trilogy Emerging Markets Equity Fund, the Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2018 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2019, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.05%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

With respect to AMG Trilogy Emerging Wealth Equity Fund, the Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2018 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2019, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.05%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

****

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management and Subadvisory Agreements: (a) the Investment Manager has demonstrated that it possesses the resources and capability to perform its duties under the Investment Management Agreement; (b) the Subadviser has the resources to perform its duties under each Subadvisory Agreement and is qualified to manage each Fund’s assets in accordance with its investment objectives and policies; and (c) the Investment Manager and Subadviser maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and each Subadvisory Agreement would be in the best interests of the applicable Fund and its shareholders. Accordingly, on June 27-28, 2018, the Trustees, and separately a majority of the Independent Trustees, voted to approve the Investment Management and the Subadvisory Agreements for each Fund.

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INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300 Greenwich, CT 06830 800.835.3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300 Greenwich, CT 06830 800.835.3879

SUBADVISER

Trilogy Global Advisors, L.P.

1140 Avenue of the Americas, 18th Floor New York, NY 10036

CUSTODIAN

The Bank of New York Mellon 111 Sanders Creek Parkway East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at sec.gov. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit amgfunds.com.

amgfunds.com	49

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K U.S. Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun Global Opportunities

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Mid Cap Value

Systematic Financial Management L.P.

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Emerging Wealth Equity

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund—Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

ALTERNATIVE FUNDS

AMG Managers Lake Partners LASSO Alternative

Lake Partners, Inc.

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Company, LLC

AMG Managers Fairpointe ESG Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers Guardian Capital Global Dividend

Guardian Capital LP

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

AMG Managers Value Partners Asia Dividend

Value Partners Hong Kong Limited

FIXED INCOME FUNDS

AMG Managers Amundi Intermediate Government

AMG Managers Amundi Short Duration Government

Amundi Pioneer Institutional Asset Management, Inc.

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Company, L.P.

amgfunds.com	103118	AR069

Item 2. CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a) (1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

Fund	Fiscal 2018	Fiscal 2017
AMG Trilogy Emerging Markets Equity Fund	$33,247	$36,071
AMG Trilogy Emerging Wealth Equity Fund	$29,241	$35,747

(b) Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c) Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2018	Fiscal 2017
AMG Trilogy Emerging Markets Equity Fund	$8,693	$8,236
AMG Trilogy Emerging Wealth Equity Fund	$8,795	$8,332

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2018 and $0 for fiscal 2017, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e) (1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e) (2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2018 and 2017 for non-audit services rendered to the Funds and Fund Service Providers were $66,988 and $97,418, respectively. For the fiscal year ended October 31, 2018, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $49,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended October 31, 2017, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $80,850 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11. CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13. EXHIBITS

(a) (1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940—Filed herewith.

(a) (3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940—Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	January 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	January 7, 2019

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date:	January 7, 2019